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                                         As filed pursuant to Rule 497
                                         under the Securities Act of 1933
                                         Registration No. 333-55740 and 811-3859

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

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                           VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARISAMERICA VARIABLE ANNUITY)
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         SUPPLEMENT TO THE POLARISAMERICA PROSPECTUS DATED MAY 1, 2002

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE FOLLOWING IS ADDED AS A FOOTNOTE TO THE NATIONS INTERNATIONAL VALUE VARIABLE PORTFOLIO LISTED ON PAGE 1 AND 12:

      The Nations International Value Variable Portfolio ("Variable Portfolio") will not accept transfers or Purchase Payments from current or prospective policy owners after September 30, 2002 ("Closing Date"). Policy owners who are invested in the Variable Portfolio prior to Closing Date can remain invested. Dividends and capital gains with respect to investments prior to Closing Date will be reinvested. Policy owners will be unable to make new Purchase Payments to the Variable Portfolio, including through programs such as Dollar Cost Averaging or automatic asset rebalancing after September 30, 2002.

THE FOLLOWING IS ADDED AS A FOOTNOTE TO THE NATIONS INTERNATIONAL VALUE VARIABLE PORTFOLIO IN THE NATIONS SEPARATE ACCOUNT FEE TABLE ON PAGE 5 AND THE EXPLANATION OF FEE TABLES AND EXAMPLES ON PAGE 9:

      The Nations International Value Variable Portfolio will no longer be available for investment after September 30, 2002.

THE THIRD PARAGRAPH UNDER THE HEADING PURCHASING A POLARISAMERICA VARIABLE ANNUITY ON PAGE 10 IS REPLACED WITH THE FOLLOWING:

      We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by Anchor National to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.

THE FOLLOWING IS ADDED AS THE LAST SENTENCE OF THE FIRST PARAGRAPH IN THE ALLOCATION OF PURCHASE PAYMENTS SECTION ON PAGE 10:

      If your last allocation instruction included the Nations International Value Variable Portfolio, we will direct the corresponding percentage of any subsequent Purchase Payments received without allocation instructions after September 30, 2002, to the Cash Management Variable Portfolio.

THE FOLLOWING IS ADDED AFTER THE MARKET TIMING HEADING IN THE SECTION TITLED TRANSFERS DURING THE ACCUMULATION PHASE ON PAGE 13 OF THE PROSPECTUS:

      Certain transfers will be restricted in order to protect you from abusive or disruptive trading activity. You can request up to 15 transfers per contract each contract year via U.S. Mail, telephone, facsimile or internet. Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. Mail. Transfer requests sent by same day mail, overnight mail or courier service will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled in a written request submitted via U.S. Mail. We will process any transfer and/or cancellation request as of the day we receive it, if received before 1:00 p.m. Pacific Standard Time ("PST"). If received after 1:00 p.m. PST, the request will be processed on the next business day. This policy will apply beginning September 30, 2002 through your next contract anniversary and then during each contract year thereafter. Transfers pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing programs will not count towards Our calculation of when you have exceeded the 15 transfers for purposes of restricting your transfer rights. However, Dollar Cost Averaging transfers do count towards the 15 free transfers for purposes of determining when we will begin charging you for transfers over
      15. See Dollar Cost Averaging on page 13.

      Regardless of the number of transfers you have made, we will monitor and may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to
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      other policy owners. Some of the factors we will consider include:

            -the dollar amount of the transfer;
            -the total assets of the Variable Portfolio involved in the transfer;
            -the number of transfers completed in the current calendar quarter;
             or
            -whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

THE FOLLOWING IS ADDED AS THE LAST SENTENCE TO THE FIRST PARAGRAPH IN THE DOLLAR COST AVERAGING SECTION ON PAGE 13:

      The Nations International Value Variable Portfolio is not available for selection as a target account under the Dollar Cost Averaging program. If you have chosen this Variable Portfolio as a target account and we have not received alternative instructions before the Nations International Value Variable Portfolio closes on September 30, 2002, we will allocate the amount targeted for the Nations International Value Variable Portfolio to the Cash Management Variable Portfolio.

THE FOLLOWING IS ADDED AS THE LAST SENTENCE TO THE FIRST PARAGRAPH IN THE ASSET ALLOCATION REBALANCING PROGRAM SECTION ON PAGE 14:

      If you have elected to participate in this program and you have chosen the Nations International Value Variable Portfolio as one of your investments, you must have sent us alternate instructions before the Variable Portfolio closes on September 30, 2002. If we did not receive alternative instructions before the Variable Portfolio closes on September 30, 2002, we will change the original percentage targeted for the Nations International Value Variable Portfolio to the Cash Management Variable Portfolio.

THE FOLLOWING IS ADDED AS THE FIRST PARAGRAPH IN THE SERVICE FEES SECTION AND THE HEADING "SERVICE FEES" IS REPLACED IN ITS ENTIRETY ON PAGE 19 OF THE
PROSPECTUS:

            12b-1 Fees

      Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust, under the distribution plan which is applicable to Class A and B shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the Trust's Distributor, to pay for various distribution activities on behalf of the SunAmerica Series Trust Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

      For more detailed information on these Investment Charges, refer to the prospectuses for the Anchor Series Trust, SunAmerica Series Trust and/or Nations Separate Account Trust.

Date:  September 30, 2002


               Please keep this Supplement with your prospectus.